Q3 2022 Results October 26, 2022

Q3 2022 Results Not for Product Promotional Use Forward Looking Statements and Non-GAAP Financial Information 2 This presentation contains statements about Bristol-Myers Squibb Company’s (the “Company”) future financial results, plans, business development strategy, anticipated clinical trials, results and regulatory approvals that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Actual results may differ materially from those expressed in, or implied by, these statements as a result of various factors, including, but not limited to, (i) new laws and regulations, (ii) our ability to obtain, protect and maintain market exclusivity rights and enforce patents and other intellectual property rights, (iii) our ability to achieve expected clinical, regulatory and contractual milestones on expected timelines or at all, (iv) difficulties or delays in the development and commercialization of new products, (v) difficulties or delays in our clinical trials and the manufacturing, distribution and sale of our products, (vi) adverse outcomes in legal or regulatory proceedings, (vii) risks relating to acquisitions, divestitures, alliances, joint ventures and other portfolio actions and (viii) political and financial instability, including changes in general economic conditions. These and other important factors are discussed in the Company’s most recent annual report on Form 10-K and reports on Form 10-Q and Form 8-K. These documents are available on the SEC’s website, on the Company’s website or from Bristol Myers Squibb Investor Relations. No forward-looking statement can be guaranteed. In addition, any forward-looking statements and the clinical data included herein are presented only as of the date hereof. Except as otherwise required by applicable law, the Company undertakes no obligation to publicly update or revise any of the provided information, whether as a result of new information, future events, changed circumstances or otherwise. This presentation also includes certain non-generally accepted accounting principles (GAAP) financial measures that we use to describe our company’s performance. The non-GAAP financial measures are provided as supplemental information and are presented because management has evaluated the Company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the Company’s baseline performance, supplement or enhance management, analysts and investors overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. The non-GAAP information presented provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non- GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measure are available on our website at bms.com/investors. Also note that a reconciliation of certain forward-looking non-GAAP financial measures is not provided because comparable GAAP measures for such statements are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Namely, we are not able to reliably predict the impact of certain specified items or currency exchange rates beyond the next twelve months. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on our future GAAP results.

Q3 2022 Results Giovanni Caforio Board Chair and Chief Executive Officer 3

Q3 2022 Performance

Operational Performance	**Strong commercial execution** • Q3 sales: ~$11.2B, (3%) YoY, in-line ex-FX • Q3 EPS: GAAP +9% & non-GAAP +3% YoY • Strong growth from In-line & New Product Portfolio: +8% YoY, +13% ex-FX
Business Development	• Closed Turning Point Therapeutics acquisition; adds repotrectinib, a potential best-in-class, next generation ROS1/NTRK inhibitor with expected launch in 2H 2023
Portfolio Renewal	• Launched **9** new medicines, including **3** first-in-class products approved this year: Opdualag[1], Camzyos[2], & Sotyktu[3]

[1]U.S. approval March 2022, [2]U.S. approval April 2022, [3]U.S. approval September 2022

Bristol Myers Squibb™ | Q3 2022 Results

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Q3 2022 Results Not for Product Promotional Use Three Additional $4B+1 Medicines Now Approved 5 1NRA sales in 2029 NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval Three First-in-Class Products Clinically meaningful PFS & OS First-in-class myosin inhibitor approved in U.S. in oHCM First-in-class selective allosteric TYK-2 inhibitor First-in-class LAG-3 inhibitor, relatlimab, FDC with nivolumab approved in U.S. in 1L melanoma 3rd I-O agent approved Potential expansion in lung, liver, & colorectal cancers First novel option to treat underlying condition in oHCM Initiating Ph3 trial in nHCM (ODYSSEY-HCM) U.S. Approval September 9th Phase 3 in PsA ongoing; POC in SLE with registrational trials expected to start by year end First line, oral of choice profile: no boxed warning & no restriction to post-biologic use Well-demonstrated safety & tolerability profile U.S. Approval April 28thU.S. Approval March 18th VALOR PDUFA June 16, 2023

Portfolio Depth Provides Significant Near-term Catalysts

2022 Key Milestones

Opdivo (+/- Yervoy)	U.S./EU expected approvals: ✔ 1L ESCC (CM-648) ✔ Neo-adj lung EFS (CM-816) (U.S.)	**Sotyktu**	✔ PsO U.S. approval ✔ SLE Ph2
Opdualag	✔ 1L melanoma U.S. approval ✔ Initiation 2L+ CRC Ph3	**cendakimab**	☐ AD Ph2
bempeg	✘ 1L melanoma ✘ 1L renal ✘ 1L bladder	**Camzyos**	✔ oHCM U.S. approval ✔ oHCM Ph3 (VALOR) ✔ Initiation nHCM Ph3 (ODYSSEY-HCM)
Breyanzi	✔ 2L LBCL U.S. approval ✔ 3L+ LBCL EU approval		
Abecma	✔ 2L+ MM Ph2 (KarMMa-2)	**milvexian**	✔ SSP Ph2
iberdomide	✔ Initiation 2L+ MM Ph3 (EXCALIBER)		
mezigdomide (CC-92480)	✔ 4L+ MM Ph1/2		

2023/2024 Key Milestones

Opdivo (+/- Yervoy)	Metastatic: ☐ 1L CRPC (CM-7DX) ☐ 1L HCC (CM-9DW) Early Stage: ☐ Adj. HCC (CM-9DX) ✘ Adj. RCC (CM-914) ☐ Peri-adj lung (CM-77T) ☐ Peri-adj MIBC (CM-078) ☐ Adj. NSCLC (ANVIL, co-op group)	**iberdomide**	☐ Initiation of Post transplant maintenance Ph3 H2H vs Rev ☐ Initiation of NDMM Ph3 H2H vs Rev
		mezigdomide (CC-92480)	✔ Initiation triplet 2L+ MM Ph3
Opdualag	✔ 1L melanoma EU approval ☐ Initiation 1L lung Ph3 ☐ 2L HCC Ph2	**Reblozyl**	☐ 1L MDS Ph3 (COMMANDS) ☐ 1L MF Ph3 (INDEPENDENCE)
bempeg	✘ Neo-adj. cis-ineligible MIBC	**Sotyktu**	☐ PsO EU approval ☐ PsA Ph3 ☐ CD & DLE Ph2 ☐ UC Ph2 (IM011-127)
Breyanzi	☐ 3L+ FL ☐ 3L+ CLL	**cendakimab**	☐ EoE Ph3
Abecma	✔ 3L-5L MM Ph3 (KarMMa-3)	**Zeposia**	☐ CD Ph3
alnuctamab BCMA TCE	☐ Initiation of pivotal trial	**Camzyos**	☐ HFpEF Ph2 (EMBARK)

Milestones represent data readouts unless otherwise specified
To be expanded to include regulatory milestones pending future registrational successes

Bristol Myers Squibb | Q3 2022 Results

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Near-term Catalysts by YE 2023

4 Anticipated approvals

7 Key data readouts

5 Asset transitions

Anticipated Approvals

Asset	Milestone
Abecma	3-5L MM in U.S.
Camzyos	oHCM in EU
repotrectinib	ROS1+ NSCLC in U.S.
Sotyktu	Moderate-to-severe plaque psoriasis in EU

Key Readouts

Asset	Milestone
Breyanzi	Ph2: TRANSCEND-CLL 3L+
Breyanzi	Ph2: TRANSCEND-FL 3L+
LPA1 antagonist	Ph2: Pulmonary Fibrosis POC
Opdivo	Ph3: CM-7DX mCRPC 1L[2]
Reblozyl	Ph3: COMMANDS MDS Associated Anemia 1L
Sotyktu	Ph2: IM011-023 CD POC
Sotyktu	Ph2: IM011-127 UC POC

Full Development Transition Plan

Asset	Indication(s)
alnuctamab (BCMA TCE)	RRMM[1]
AR-LDD	Metastatic Prostate Cancer
CC-99282 CELMoD	R/R NHL
LPA1 antagonist	Pulmonary Fibrosis
milvexian	SSP, ACS, & AF

[1] Expect to present data at ASH 2022
[2] Event Driven

Bristol Myers Squibb | Q3 2022 Results

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Opportunity for Franchise Durability & Growth Across Key Therapeutic Areas

	Oncology	Hematology	Immunology/ Fibrosis	Cardiovascular
Inline Brands	OPDIVO (nivolumab); YERVOY (ipilimumab)	Pomalyst (pomalidomide); SPRYCEL dasatinib; Empliciti (elotuzumab)	ORENCIA (abatacept)	Eliquis apixaban
New Products	Opdualag (nivolumab and relatlimab-rmbw)	Reblozyl (luspatercept-aamt); INREBIC (fedratinib) capsules; Abecma (idecabtagene vicleucel); Breyanzi; ONUREG (azacitidine)	ZEPOSIA (ozanimod); SOTYKTU (deucravacitinib)	CAMZYOS (mavacamten) capsules
Mid-to-late-stage pipeline	repotrectinib[3]; farletuzumab ecteribulin[2]; AR-LDD[1]	iberdomide[3]; mezigdomide[3]; alnuctamab BCMA TCE[1]; CC-99282[1]	cendakimab[3]; LPA1[2]	milvexian[4]

Robust early-stage pipeline with 50+ assets in development

Bristol Myers Squibb | Q3 2022 Results
[1] In Ph 1 or Phase 1/2 development, [2] Phase 2 POC, [3] Phase 3/pivotal study, [4] POC established & planned registrational trials
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David Elkins Chief Financial Officer 9 Q3 2022 Results

Not for Product Promotional UseQ3 2022 Results Solid Total Company Performance 10 Total Company Sales ~$11.2B (3%) YoY, in-line ex-FX $B Q3 Net Sales* YoY % Ex-FX % Total Company $11.2 (3%) - In-Line Products $8.1 5% 10% New Product Portfolio $0.6 61% 66% In-Line Products & New Product Portfolio $8.6 8% 13% Recent LOEs1 $2.6 (28%) (27%) 1Recent LOE Brands = Revlimid & Abraxane $8.0 $8.6 $3.6 $2.6 Q3 2021 Q3 2022 Recent LOEs In-Line & New Products *Amounts may not add due to rounding

New Product Portfolio Sales Performance

+61% & +66% ex-FX growth vs PY



$M
$344
$22
$21
$30
$40
$71
$160
$553
$1
$5
$21
$32
$44
$69
$84
$107
$190
Q3 2021
Q3 2022
Reblozyl
Onureg
Abecma
Inrebic
Opdualag
Camzyos
Zeposia
Sotyktu
Breyanzi

+15% & +16% ex-FX growth vs PQ



$M
$482
$3
$23
$32
$39
$66
$58
$89
$172
$553
$1
$5
$21
$32
$44
$69
$84
$107
$190
Q2 2022
Q3 2022
Reblozyl
Onureg
Abecma
Inrebic
Opdualag
Camzyos
Zeposia
Sotyktu
Breyanzi

Bristol Myers Squibb | Q3 2022 Results

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Not for Product Promotional UseQ3 2022 Results Q3 2022 Solid Tumor Product Summary 12 Opdivo • U.S. growth driven by demand in 1L lung, 1L renal, 1L gastric, adj. esophageal, adj. bladder cancer & neo-adj. lung • Ex-U.S. growth from 1L lung & gastric cancers vs PY • Continued growth expected from current & new indications Opdualag • 3rd approved I-O agent; potential to be a new SOC in 1L melanoma • U.S. continued strong revenue growth driven by demand; share in mid-to-high teens Key Commentary $M YoY % Ex-Fx % $2,047 +7% +13% $523 +2% +7% $84 --- --- $177 (33%) (32%) Q3 Global Net Sales

Q3 2022 Results Not for Product Promotional Use Q3 2022 Cardiovascular Product Summary 13 Eliquis • Best-in-class medicine & leading product within OAC category • U.S. robust demand & favorable gross-to-net adjustments vs PY • Ex-U.S. continues to be #1 OAC in key international markets; limited Gx impact on UK/NL sales Camzyos • First-in-class myosin inhibitor indicated for NYHA class II & III symptomatic oHCM • As of 9/30, >1100 patients with scripts written & roughly one-third of patients on commercial dispense • Expect acceleration in patient starts & conversion to commercial dispense in Q4 2022 into 2023 Key Commentary $M YoY % Ex-Fx % $2,655 +10% +16% $5 --- --- Q3 Global Net Sales

Q3 2022 Results Not for Product Promotional Use Q3 2022 Hematology Product Summary 14 Revlimid – Impacted by Gx entry • Reaffirm FY 2022 revenues of $9 - $9.5B Pomalyst – Increased demand as patients move into earlier lines, extending treatment duration Reblozyl • Robust U.S. demand; encouraging trends in treatment duration & patient adherence • Expansion in international markets based on reimbursement timing Abecma – First-in-class anti-BCMA • Revenue growth supported by increased manufacturing capacity • U.S. sales impacted by infusion timing Breyanzi – Best-in-class anti-CD19 with broadest U.S. 2L LBCL label; continue to expect capacity expansion in 2023 Key Commentary 1 $M YoY % Ex-Fx % $2,420 (28%) (27%) $886 +4% +8% $560 +2% +7% $190 +19% +22% $107 51% 59% $73 (11%) (5%) $44 47% 50% $32 52% 57% $21 (5%) -- Q3 Global Net Sales

Q3 2022 Results Not for Product Promotional Use Q3 2022 Immunology Product Summary 15 Zeposia • Demand growth including expansion into UC • Successfully improving formulary access Sotyktu • U.S. FDA & Japan PMDA approval in September 2022, in moderate-to-severe plaque psoriasis • Strong physician feedback with increasing intention to treat • Focused on building volume & growing demand to enable broader access position in 2024 Key Commentary % $M YoY % Ex-Fx % $883 +1% +5% $69 73% 83% $1 -- -- Q3 Global Net Sales

Q3 2022 Results Not for Product Promotional Use US GAAP Non-GAAP $ in billions, except EPS Q3 2022 Q3 2021 Q3 2022 Q3 2021 Total Revenues, net 11.2 11.6 11.2 11.6 Gross Margin % 79.0% 80.3% 79.8% 81.1% Operating Expenses1 4.3 4.8 4.1 4.2 Acquired IPR&D 0.0 0.3 0.0 0.3 Amortization of Acquired Intangibles 2.4 2.5 - - Effective Tax Rate 27.2% 28.0% 16.9% 14.6% Diluted EPS 0.75 0.69 1.99 1.93 Diluted Shares Outstanding (# in millions) 2,148 2,243 2,148 2,243 Q3 2022 Financial Performance 16 US P No - AP Diluted EPS Impact from Acquired IPR&D2 0.02 (0.09) 0.02 (0.09) 1 Operating Expenses = MS&A and R&D 2Comprises the net impact from Acquired IPRD & Licensing income

Balanced Approach to Capital Allocation

Cash flow from Operations $B



$5.3
$4.1
$3.8
$2.3
$3.7
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

$B	Q3 2022
Total Cash*	~$9B
Total Debt	~$39.1B

$45B - $50B in free cash flow** 2022 - 2024

Business Development

- Prioritize small & mid-sized bolt-on opportunities
  - Acquired precision oncology company, Turning Point Therapeutics
- Replenish & diversify portfolio

Debt Reduction

- Continued debt reduction
  - ~$2.8B in debt repayments in Q3 & opportunity for ~$6.8B additional debt reduction of maturities through 2024
- Maintain strong investment-grade credit rating

Returning Cash to Shareholders

- Continued dividend growth***
- Opportunistic share repurchase
  - Final settlement of ~$5B ASR agreement in Q3
  - ~$9.5B remaining authorization

*Cash includes cash, cash equivalents and marketable debt securities
**Non-GAAP: There is no reliable or reasonable estimable comparable GAAP metric for this non-GAAP forward-looking information
***Subject to Board approval

Bristol Myers Squibb | Q3 2022 Results
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2022 Guidance

	US GAAP		Non-GAAP
	July (Prior)	October (Revised)	October (Reaffirmed)
Total Net Sales	~$46B	No Change	~$46B
Recent LOE Brands[1]	~$10B or double-digit decline	No Change	~$10B or double-digit decline
Revlimid	$9B - $9.5B	No Change	$9B - $9.5B
In-line Brands & New Product Portfolio	~$36B or low double-digit increase	No Change	~$36B or low double-digit increase
Gross Margin %	~78%	No Change	~79%
Operating Expenses[2]	Mid single-digit decline	No Change	Low single-digit decline
Tax Rate	~23%	~24%	~16.5%
Diluted EPS[3]	**$2.71 - $3.01**	**$2.54 - $2.84**	**$7.44 - $7.74**

[1]Key LOE Brands = Revlimid & Abraxane
[2]Operating Expenses = MS&A and R&D, excluding Acquired IPR&D and Amortization of acquired intangibles
[3]Guidance includes (i) YTD net impact of ($0.22) from acquired IPRD and licensing income and (ii) ($0.06) related to Turning Point Acquisition

Bristol Myers Squibb™ | Q3 2022 Results
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Q3 2022 Results Not for Product Promotional Use Q&A Giovanni Caforio, M.D. Board Chair, Chief Executive Officer David Elkins Executive VP, Chief Financial Officer 19 Chris Boerner, Ph.D. Executive VP, Chief Commercialization Officer Samit Hirawat, M.D. Executive VP, Chief Medical Officer, Global Drug Development